                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 8, 2002


     AMERICAN EXPRESS                             AMERICAN EXPRESS RECEIVABLES
      CENTURION BANK                                FINANCING CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


                    Utah            11-2869526       333-76238-02
              (State or Other    (I.R.S. Employer    (Commission
              Jurisdiction of     Identification     File Number)
              Incorporation or        Number)
                Organization)

                              6985 UnionPark Center
                               Midvale, Utah 84047
                                 (801) 565-5000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)


                  Delaware           13-3854638       333-76238-01
              (State or Other     (I.R.S. Employer    (Commission
              Jurisdiction of      Identification     File Number)
              Incorporation or         Number)
                Organization)

                                   40 Wall Street
                                 Mail Stop 10-19-06
                              New York, New York 10005
                                   (917) 639-8396

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On July 8, 2002, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $412,500,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2002-4, and $40,000,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2002-4, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibit.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

         Exhibit 99.01 Series Term Sheet, dated July 8, 2002, Class A Floating Rate Asset Backed Certificates, Series 2002-4, and the Class B Floating Rate Asset Backed Certificates, Series 2002-4, of the American Express Credit Account Master Trust.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                            American Express Centurion Bank,
                                            on behalf of the American Express
                                            Credit Account Master Trust


                                            By: /s/    Maureen A. Ryan
                                                --------------------------------
                                                Name:  Maureen A. Ryan
                                                Title: Assistant Treasurer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                             American Express Receivables Financing
                               Corporation II
                             on behalf of the American Express Credit Account Master Trust


                             By: /s/    John D. Koslow
                                 ----------------------------------------
                                 Name:  John D. Koslow
                                 Title: Vice President and Treasurer

                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

Exhibit 99.01 Series Term Sheet, dated July 8, 2002, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 2002-4, and the Class B Floating Rate Asset Backed Certificates, Series 2002-4, of the American Express Credit Account Master Trust.